UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ARRAY BIOPHARMA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 27, 2016. ARRAY BIOPHARMA INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of ARRAY BIOPHARMA INC. 3200 WALNUT STREET BOULDER, CO 80301 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E13509-P82014 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:August 31, 2016 Date: October 27, 2016Time: 1:00 PM MDT Location: Offices of Array BioPharma Inc. 1825 33rd Street Boulder, Colorado 80301

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E13510-P82014 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : ANNUAL REPORT WITH SHAREHOLDER LETTERNOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 13, 2016 to facilitate timely delivery.

1. Re-election of two directors to the Board of Directors to serve a term of three years, or until their successors have been duly elected and qualified. Nominees: 01) John A. Orwin 02) Gil J. Van Lunsen 2. Approval of an amendment to the Array BioPharma Inc. Amended and Restated Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of common stock reserved for issuance under the ESPP by 750,000 shares, to an aggregate of 6,000,000 shares. 3. Advisory vote to approve executive compensation as disclosed in the proxy statement. 4. Ratification of the appointment of KPMG LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote "For All" directors nominated for re-election and a vote "For" all other proposals. E13511-P82014 Voting Items

E13512-P82014

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting, available 24 hours a day, 7 days a week through 11:59 p.m. Eastern Time the day before the meeting date. ARRAY BIOPHARMA INC. 3200 WALNUT STREET BOULDER, CO 80301 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions. If you vote your proxy by Internet or by phone, you do NOT need to mail back your proxy card. Your vote by Internet or phone authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card by mail. To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E13507-P82014 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ARRAY BIOPHARMA INC. Vote on Directors For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Re-election of two directors to the Board of Directors to serve a term of three years, or until their successors have been duly elected and qualified. Nominees: 01) John A. Orwin 02) Gil J. Van Lunsen ! ! ! For Against Abstain Vote on Proposals For Against Abstain ! ! ! ! ! ! 2. Approval of an amendment to the Array BioPharma Inc. Amended and Restated Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of common stock reserved for issuance under the ESPP by 750,000 shares, to an aggregate of 6,000,000 shares. 4. Ratification of the appointment of KPMG LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! ! ! 3. Advisory vote to approve executive compensation as disclosed in the proxy statement. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, "FOR" THE NOMINEES LISTED IN PROPOSAL ONE AND "FOR" PROPOSALS TWO, THREE AND FOUR. The Board of Directors recommends a vote "For All" directors nominated for re-election and a vote "For" all other proposals. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report with Shareholder Letter, Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E13508-P82014 REVOCABLE PROXY ARRAY BIOPHARMA INC. 3200 Walnut Street, Boulder, Colorado 80301 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 27, 2016. The undersigned stockholder of Array BioPharma Inc. (the "Company") hereby appoints Ron Squarer and John R. Moore, and each of them, as the attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned stockholder at the Annual Meeting of Stockholders to be held at 1:00 p.m., Mountain Time, on October 27, 2016, at the offices of Array BioPharma Inc., 1825 33rd Street, Boulder, Colorado 80301, and at any adjournments or postponements thereof, upon the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting. The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated September 12, 2016 and the Company's Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivery to the Secretary of the Company either written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE, TO ENSURE A QUORUM AT THE ANNUAL MEETING. IT IS IMPORTANT TO RESPOND, REGARDLESS OF THE NUMBER OF SHARES OWNED. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side V.1.1 Address Changes/Comments: